Exhibit 99.1

News Release

For more information contact:

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

AMERIS BANCORP REPORTS THIRD QUARTER 2010 RESULTS

October 20, 2010

AMERIS BANCORP (NASDAQ-GS: ABCB), Moultrie, Georgia, today reported a net loss available to common shareholders of $1.7 million, or $0.07 per diluted share, for the quarter ended September 30, 2010, compared to a net loss of $0.9 million, or $0.07 per diluted share, for the third quarter of 2009. For the year to date period ending September 30, 2010, the Company reported a net loss available to common shareholders of $8.3 million, or $0.42 per diluted share, compared to a net loss of $5.8 million, or $0.41 per diluted share, for the same period in 2009. “We continue to make progress with several initiatives,” said Edwin W. Hortman, Jr., President and CEO. “Our operations continue to produce strong levels of pre-tax, pre-provision earnings, at levels close to 2.00% on average assets. This is due to higher net interest margins and reduced levels of operating expenses. With respect to credit quality, we are seeing positive trends in classified assets and problem loan formation and we believe that efforts to sell OREO will yield results in the coming quarters,” continued Mr. Hortman.

Credit Quality Trends

At the end of the third quarter of 2010, nonperforming assets totaled $138.3 million, or 5.67% of total assets, compared to $136.0 million or 5.62% of total assets, at June 30, 2010. A relatively small decline in non-performing loans of $2.5 million to $89.8 million in the current quarter was more than offset by increases in foreclosed assets of $4.7 million to $48.4 million when compared to the second quarter of 2010. Net charge offs were lower in the current quarter, at 2.14% of total loans on an annualized basis, compared to 4.22% in the second quarter of 2010.

“We continue to see declines in problem loan formation across all risk classifications,” stated Mr. Hortman. “In the current cycle from their peak levels, criticized assets are down 35%, classified accruing loans are down 57% and non-accrual loans are down 10%. Our continuing challenge is to accelerate sales of our OREO which will restore more favorable levels of credit quality.”

At the end of the second quarter of 2010, the Company entered into an agreement to sell certain OREO and non-performing loans in three pools to a single investor group. Transactions for two of the three pools closed, resulting in a reduction of non-performing loans during the third quarter of $3.7 million. The third pool did not close as anticipated, leaving $9.6 million of non-performing loans and OREO marked at significant discounts. The Company has begun remarketing these assets for sale and has entered into several sales contracts at prices higher than those agreed upon in the initial bulk sale.

Balance Sheet

Total assets increased $227.2 million, or 10.3%, to $2.43 billion at September 30, 2010 when compared to balances at September 30, 2009. Loans outstanding, at $1.65 billion, were substantially unchanged at the end of the third quarter of 2010 compared to the same period in 2009, but were down approximately $36.7 million from the most recent linked quarter. Cash flows from loan repayments or workouts, together with increased success with deposit sales and retention, have provided significant liquidity reserves for the Company. Total cash and short-term assets at the end of the third quarter of 2010 was $350.7 million, an increase of $192.6 million from the same period in 2009.

Shareholders’ equity was $274.0 million at the end of the third quarter of 2010, an increase of $79.0 million when compared to balances at December 31, 2009. The Company’s successful capital raise in the second quarter of 2010, coupled with strong core earnings, has delivered higher capital ratios and higher levels of tangible book value. At September 30, 2010, the Company’s tangible common equity to tangible assets was 9.08% compared to 5.84% at September 30, 2009. Tangible book value increased slightly to $9.35 per share at the end of the third quarter of 2010 compared to $9.00 at the same period in 2009.

Operating Results

Core earnings (pre-tax, pre-provision) increased in the third quarter of 2010 to $11.8 million compared to $9.4 million in the third quarter of 2009. For the year to date period in 2010, the Company’s core earnings increased 41.7% to $34.3 million when compared to the same period in 2009. Margin expansion, steady yields on earning assets and flat operating expenses contributed to the success in higher core earnings.

For the third quarter of 2010, the Company reported $22.2 million of tax equivalent net interest income compared to $19.0 million for the same quarter in 2009. The Company’s yield on earning assets declined slightly to 5.34% compared to 5.42% for the third quarter of 2009. Lower yields on uncovered loans and higher levels of short-term assets were offset by covered loans with attractive net yields to the Company.

Total interest expense on deposits in the third quarter of 2010 amounted to $6.9 million, compared to $8.7 million in the same quarter in 2009. The Company’s cost of deposits in the third quarter of 2010 was 1.31% compared to 1.78% in the same quarter in 2009. While all classes of deposits produced lower yields than in 2009, the majority of the savings were in retail CDs where current renewal rates are significantly less than they were in 2009.

Non-interest income increased during the current quarter to $5.0 million, compared to $4.5 million in the third quarter of 2009. Service charges were higher by $0.3 million, increasing to $3.8 million due mostly to fees associated with deposits acquired in FDIC assisted acquisitions. Mortgage related revenue was mostly flat at $0.7 million when compared to the third quarter of 2009.

Efforts to reduce controllable expenses over the past year have been successful considering Ameris Bank’s growth and the additional operations acquired in FDIC-assisted transactions. In the third quarter of 2010, the Company reported operating expenses of $18.9 million, compared to $15.4 million in the same quarter of 2009. As seen in the attached financial highlights, recurring operating expense normalized for credit costs and FDIC insurance expense shows expenses substantially flat at $14.4 million for the third quarter of 2010 compared to $14.1 million in the same quarter in 2009. For the year to date period, the Company reported $43.1 million of core operating expense compared to $43.5 million in the year to date period ended September 30, 2009.

Ameris Bancorp is headquartered in Moultrie, Georgia, and at the end of the most recent quarter, had 50 locations in Georgia, Alabama, northern Florida and South Carolina.

This news release contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tangible common equity and Tier 1 capital ratios are non-GAAP measures. The Company calculates Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may or may not be necessarily comparable to similar capital measures that may be presented by other companies.

This news release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009
EARNINGS

Net Income/(Loss) Available to Common Shareholders	$(1,704)	$(4,218)	$(2,330)	$(39,192)	$(923)	$(8,252)	$(5,757)

PER COMMON SHARE DATA
Earnings per share available to common shareholders:
Basic	$(0.07)	$(0.20)	$(0.17)	$(2.82)	$(0.07)	$(0.42)	$(0.41)
Diluted	$(0.07)	$(0.20)	$(0.17)	$(2.82)	$(0.07)	$(0.42)	$(0.41)
Cash Dividends per share	—	$—	$—	$—	$—	$—	0.10
Stock dividend	—	1 for 210	1 for 130	1 for 130	1 for 130	3 for 157	1 for 130
Book value per share (period end)	$9.48	$9.57	$10.18	$10.39	$13.15	$9.48	$13.15
Tangible book value per share (period end)	$9.35	$9.43	$9.94	$10.13	$9.00	$9.35	$9.00
Weighted average number of shares:
Basic	23,570,929	21,231,367	13,906,137	13,912,458	13,906,299	19,569,478	13,945,216
Diluted	23,570,929	21,231,367	13,906,137	13,912,458	13,906,299	19,569,478	13,925,559
Period-end number of shares	23,626,129	23,515,468	14,108,672	14,001,044	13,961,597	23,626,129	13,961,597
Market data:
High closing price	$10.49	$11.55	$10.32	$7.25	$7.47	$11.55	$11.73
Low closing price	$7.83	$9.00	$7.36	$5.13	$5.93	$7.36	$3.66
Period end closing price	$9.35	$9.66	$9.03	$7.16	$7.15	$9.35	$7.15
Average daily volume	75,573	205,388	37,715	38,583	30,407	106,881	29,835

PERFORMANCE RATIOS
Return on average assets	(0.28%)	(0.68%)	(0.26%)	(6.54%)	(0.14%)	(0.45%)	(0.32%)
Return on average common equity	(3.01%)	(8.77%)	(4.33%)	(75.56%)	(1.68%)	(4.91%)	(3.55%)
Earning asset yield (TE)	5.34%	5.32%	5.36%	5.01%	5.42%	5.48%	5.53%
Total cost of funds	1.33%	1.34%	1.41%	1.51%	1.83%	1.36%	2.12%
Net interest margin (TE)	4.04%	4.01%	3.92%	3.55%	3.65%	4.14%	3.47%
Non-interest income excluding securities transactions, as a percent of total revenue (TE) (1)	16.74%	12.40%	14.15%	68.82%	13.89%	14.58%	13.57%
Efficiency ratio (2)	70.08%	63.35%	66.93%	119.77%	65.83%	66.40%	70.82%

CAPITAL ADEQUACY (period end)
Stockholders’ equity to assets	11.25%	11.35%	8.22%	8.04%	10.56%	11.25%	10.56%
Tangible common equity to tangible assets	9.08%	9.17%	5.97%	5.86%	5.84%	9.08%	5.84%

EQUITY TO ASSETS RECONCILIATION
Tangible common equity to tangible assets	9.08%	9.17%	5.97%	5.86%	5.84%	9.08%	5.84%
Effect of preferred equity	2.05%	2.06%	2.11%	2.04%	2.24%	2.05%	2.24%
Effect of goodwill and other intangibles	0.12%	0.12%	0.13%	0.14%	2.47%	0.12%	2.47%

Equity to assets (GAAP)	11.25%	11.35%	8.22%	8.04%	10.56%	11.25%	10.56%

OTHER PERIOD-END DATA
FTE Headcount	570	581	594	615	595	570	595
Assets per FTE	$4,271	$4,169	$3,959	$3,928	$3,710	$4,271	$3,710
Branch locations	50	53	53	53	50	50	50
Deposits per branch location	$41,980	$39,246	$39,402	$40,059	$37,751	$41,980	$37,751

(1)	Includes gain from acquisition of $38.6 million, net of income tax expense of $13.5 million in the fourth quarter of 2009 .
(2)	Includes the non-recurring, non-cash goodwill impairment charge of $54.8 million in the fourth quarter of 2009 and the gain on acquisition of $38.6 million.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009
INCOME STATEMENT

Interest income
Interest and fees on loans	$26,465	$28,187	$25,156	$24,864	$24,888	$79,808	$76,444
Interest on taxable securities	2,295	2,502	2,462	2,570	2,725	7,259	9,288
Interest on nontaxable securities	295	299	304	319	329	898	751
Interest on deposits in other banks	104	97	57	60	68	258	202
Interest on federal funds sold	13	12	12	18	12	37	54

Total interest income	29,172	31,097	27,991	27,831	28,022	88,260	86,740

Interest expense
Interest on deposits	$6,903	$7,084	$7,332	$7,637	$8,684	21,319	30,869
Interest on other borrowings	270	154	246	493	526	670	1,551

Total interest expense	7,173	7,238	7,578	8,130	9,210	21,989	32,420

Net interest income	21,999	23,859	20,413	19,701	18,812	66,271	54,320

Provision for loan losses	9,739	18,608	10,770	16,468	8,298	39,117	25,600

Net interest income after provision for loan losses	$12,260	$5,251	$9,643	$3,233	$10,514	$27,154	$28,720

Noninterest income
Service charges on deposit accounts	$3,761	$3,620	$3,439	$3,654	$3,510	10,820	9,938
Mortgage banking activity	713	675	554	718	692	1,942	2,332
Other service charges, commissions and fees	180	232	213	259	131	625	271
Gain(loss) on sale of securities	—	—	200	77	(20)	200	794
Gains from acquisitions	—	8,209	—	38,566	—	8,209	—
Other non-interest income	357	313	479	465	208	1,149	1,278

Total noninterest income	5,011	13,049	4,885	43,739	4,521	22,945	14,613

Noninterest expense
Salaries and employee benefits	7,555	8,027	7,826	8,616	7,431	23,408	23,321
Occupancy and equipment expenses	2,171	2,025	2,027	2,417	2,114	6,223	6,496
Data processing and telecommunications expenses	1,729	2,077	1,763	1,801	1,746	5,569	5,077
FDIC insurance expense	1,304	1,285	1,248	858	654	3,837	2,594
Credit related expenses (1)	3,232	6,224	2,020	4,562	993	11,476	3,081
Advertising and marketing expenses	167	143	159	336	301	469	1,314
Amortization of intangible assets	254	239	271	205	146	764	439
Goodwill impairment	—	—	—	54,813	—	—	—
Other non-interest expenses	2,516	3,363	1,617	2,374	1,975	7,496	6,494

Total noninterest expense	18,928	23,383	16,931	75,982	15,360	59,242	48,816

Operating profit/(loss)	$(1,657)	$(5,083)	$(2,403)	$(29,010)	$(325)	$(9,143)	$(5,483)

Income tax (benefit)/expense	(760)	(1,664)	(869)	9,323	(198)	(3,293)	(2,027)

Net income/(loss)	$(897)	$(3,419)	$(1,534)	$(38,333)	$(127)	$(5,850)	$(3,456)

Preferred stock dividends	$807	$799	796	859	796	2,402	2,301

Net income/(loss) available to common shareholders	$(1,704)	$(4,218)	$(2,330)	$(39,192)	$(923)	$(8,252)	$(5,757)

Diluted earnings available to common shareholders	(0.07)	(0.20)	(0.17)	(2.82)	(0.07)	(0.42)	(0.41)

(1)	Includes expenses associated with problem loans and OREO, as well as OREO losses and writedowns.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009
PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$43,814	$54,444	$68,859	$81,060	$43,761
Federal funds sold and interest bearing balances	306,867	240,075	200,942	220,363	114,335
Investment securities available for sale, at fair value	236,048	237,985	248,013	245,556	251,189
Other investments	7,106	7,531	7,260	7,260	4,441

Loans, net of unearned income	1,455,853	1,493,126	1,536,528	1,584,359	1,652,689
Covered loans	192,267	191,663	123,771	137,248	—
Less: allowance for loan losses	34,072	33,585	33,562	35,762	41,946

Loans, net	1,614,048	1,651,204	1,626,737	1,685,845	1,610,743

Other real estate owned	50,919	41,079	34,682	23,316	21,923
Covered other real estate owned	28,416	25,845	17,862	9,337	—

Total other real estate owned	79,335	66,924	52,544	32,653	21,923

Premises and equipment, net	66,056	66,708	66,523	67,637	67,641
Intangible assets, net	3,097	3,314	3,364	3,586	3,193
Goodwill	—	—	—	—	54,813
FDIC loss sharing receivable	42,532	57,946	47,579	45,840	—
Other assets	35,801	35,779	29,711	34,171	35,436

Total assets	$2,434,703	$2,421,910	$2,351,532	$2,423,971	$2,207,475

Liabilities
Deposits:
Noninterest-bearing	$235,646	$218,012	$222,454	$236,962	$205,699
Interest-bearing	1,863,355	1,862,014	1,865,852	1,886,154	1,681,830

Total deposits	2,099,001	2,080,026	2,088,306	2,123,116	1,887,529
Federal funds purchased & securities sold under agreements to repurchase	13,186	17,600	20,640	55,254	30,393
Other borrowings	—	—	2,000	2,000	7,000
Other liabilities	6,279	7,145	5,082	6,368	7,268
Subordinated deferrable interest debentures	42,269	42,269	42,269	42,269	42,269

Total liabilities	2,160,735	2,147,040	2,158,297	2,229,007	1,974,459

Stockholders’ equity
Preferred stock	$49,975	$49,832	$49,691	$49,552	$49,411
Common stock	24,961	24,961	15,379	15,273	15,128
Capital surplus	165,544	165,544	88,996	88,956	87,598
Retained earnings	35,948	37,519	42,431	44,755	85,149
Accumulated other comprehensive income/(loss)	8,371	7,834	7,676	7,240	6,542
Less treasury stock	(10,831)	(10,820)	(10,812)	(10,812)	(10,812)

Total stockholders’ equity	273,968	274,870	193,361	194,964	233,016

Total liabilities and stockholders’ equity	$2,434,703	$2,421,910	$2,351,658	$2,423,971	$2,207,475

Other Data
Earning Assets	2,199,929	2,171,262	2,270,427	2,188,622	2,024,442
Intangible Assets	3,097	3,314	3,364	4,053	58,006
Interest Bearing Liabilities	1,918,810	1,921,883	1,930,761	1,985,677	1,761,492
Average Assets	2,429,709	2,444,425	2,377,348	2,374,352	2,244,527
Average Common Stockholders’ Equity	224,656	217,042	143,655	205,500	186,858

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009
ASSET QUALITY INFORMATION (1)

Allowance for loan losses
Balance at beginning of period	$33,585	$33,563	$35,762	$41,946	$44,998	$35,762	$39,652
Provision for loan loss (2)	9,602	17,725	10,770	16,468	8,298	38,097	25,600

Charge-offs	10,108	18,756	13,246	22,515	11,993	42,110	24,616
Recoveries	993	1,053	277	(137)	643	2,323	1,310

Net charge-offs (recoveries)	9,115	17,703	12,969	22,652	11,350	39,787	23,306

Ending balance	$34,072	$33,585	$33,563	$35,762	$41,946	$34,072	$41,946

As a percentage of loans	2.34%	2.25%	2.18%	2.26%	2.54%	2.34%	2.54%
As a percentage of nonperforming loans	37.27%	36.37%	37.44%	37.20%	49.99%	37.27%	49.99%

Net charge-off information
Charge-offs
Commercial, Financial and Agricultural	$866	$703	$2,008	$1,831	$601	$3,577	$2,805
Real Estate - Residential	3,100	4,739	924	3,911	3,846	8,763	6,948
Real Estate - Commercial and Farmland	4,118	5,023	4,593	4,571	482	13,734	1,661
Real Estate - Construction and Development	1,557	8,202	5,576	11,831	6,871	15,335	12,532
Consumer Installment	467	89	145	371	193	701	670
Other	—	—	—	—	—	—	—

Total charge-offs	10,108	18,756	13,246	22,515	11,993	42,110	24,616

Recoveries
Commercial, Financial and Agricultural	41	430	78	79	64	549	162
Real Estate - Residential	54	84	28	(174)	228	166	452
Real Estate - Commercial and Farmland	392	202	64	11	3	658	246
Real Estate - Construction and Development	458	140	64	(88)	314	662	332
Consumer Installment	48	197	43	35	34	288	118
Other	—	—	—	—	—	—	—

Total recoveries	993	1,053	277	(137)	643	2,323	1,310

Net charge-offs (recoveries)	$9,115	$17,703	$12,969	$22,652	$11,350	$39,787	$23,306

Non-accrual loans	89,862	92,336	89,649	96,131	83,917	89,862	83,917
Foreclosed assets	48,430	43,686	32,800	21,551	21,923	48,430	21,923
Accruing loans delinquent 90 days or more	—	—	—	—	—		—

Total non-performing assets	138,292	136,022	122,449	117,682	105,840	138,292	105,840

Non-performing assets as a percent of total assets	5.67%	5.62%	5.21%	4.85%	4.79%	5.67%	4.79%
Net charge offs as a percent of loans (Annualized)	2.14%	4.22%	3.12%	5.14%	2.70%	3.16%	1.86%

(1)	Asset quality information is presented net of covered assets where the Company’s risk exposure is limited substantially by loss sharing agreements with the FDIC.
(2)

During the second and third quarter of 2010, the Company recorded provision for loan loss expense of $0.9 million and $0.1 million, respectively, to account for losses where the initial estimate of cash flows was found to be excessive on loan acquired in FDIC assisted acquisitions. These amounts are excluded from the calculation above but reflected in the Company Consolidated Statement of Operations.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009

AVERAGE BALANCES

Federal funds sold	$61,465	$54,245	$25,831	$25,652	$25,000	$47,180	$20,092
Interest bearing deposits in banks	190,203	232,733	173,125	127,092	112,827	198,687	119,515
Investment securities - taxable	199,244	209,532	209,465	215,610	216,471	206,080	264,387
Investment securities - nontaxable	35,813	35,650	36,430	39,038	38,693	35,964	28,436
Other investments	7,246	8,061	5,495	5,472	4,441	6,934	4,604
Loans	1,503,149	1,528,220	1,563,307	1,669,753	1,666,821	1,531,559	1,674,015
Covered loans	187,556	155,302	120,211	79,795	—	154,356	—

Total Earning Assets	$2,184,676	$2,223,743	$2,133,864	$2,162,412	$2,064,253	$2,180,760	$2,111,049

Non-interest bearing deposits	$225,907	$237,276	$231,765	$232,215	$207,495	$231,649	$205,563
NOW accounts	478,105	482,798	505,566	492,434	493,253	488,823	446,712
MMDA	448,955	441,445	424,913	410,909	384,266	438,438	329,507
Savings accounts	64,575	64,887	63,436	61,645	57,532	64,299	56,862
Retail CDs < $100,000	367,353	375,339	331,294	382,131	341,495	357,995	386,712
Retail CDs > $100,000	375,756	371,754	393,473	338,378	331,763	380,328	395,494
Brokered CDs	128,346	138,113	151,333	125,439	$116,186	139,264	148,510

Total Deposits	2,088,997	2,111,612	2,101,780	2,043,151	1,931,990	2,100,796	1,969,360

FHLB advances	$—	$747	$2,000	$2,583	$2,000	$908	$9,857
Subordinated debentures	42,269	42,269	42,269	42,269	42,269	42,269	42,269
Federal funds purchased and securities sold under agreements to repurchase	14,246	18,698	30,650	48,375	20,047	21,138	18,210
Other borrowings	—	—	—	4,946	5,000	—	5,000

Total Non-Deposit Funding	56,515	61,714	74,919	98,173	69,316	64,315	75,336

Total Funding	$2,145,512	$2,173,326	$2,176,699	$2,141,324	$2,001,306	$2,165,111	$2,044,696

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009

INTEREST INCOME/EXPENSE

INTEREST INCOME
Federal funds sold	$13	$12	$12	$18	$12	$37	$54
Interest bearing deposits in banks	104	97	57	60	68	258	171
Investment securities - taxable	2,295	2,438	2,462	2,570	2,725	7,195	9,255
Investment securities - nontaxable (TE)	453	460	468	491	506	1,381	1,156
Loans (TE)	22,054	22,986	22,849	23,668	24,895	67,889	76,575
Covered loans	4,473	5,832	2,375	1,261	—	12,680	—

Total Earning Assets	$29,392	$31,825	$28,223	$28,068	$28,206	$89,440	$87,211

INTEREST EXPENSE

Non-interest bearing deposits	$—	$—	$—	$—	$—	$—	$—
NOW accounts	1,087	1,135	1,234	1,300	1,433	3,456	3,903
MMDA	1,428	1,446	1,484	1,520	1,510	4,358	3,965
Savings accounts	76	75	90	107	102	241	313
Retail CDs < $100,000	1,596	1,689	1,568	1,769	2,165	4,853	8,726
Retail CDs > $100,000	1,709	1,674	1,881	1,894	2,304	5,264	9,868
Brokered CDs	1,006	1,065	1,076	1,047	1,169	3,147	4,096

Total Deposits	6,902	7,084	7,333	7,637	8,683	21,319	30,871

FHLB advances	$—	$12	$30	$49	$31	$42	$54
Subordinated debentures	246	113	178	351	438	537	1,317
Repurchase agreements	19	26	36	70	33	81	104
Correspondent bank line of credit and other	5	2	2	22	23	9	86

Total Non-Deposit Funding	270	153	246	492	525	669	1,561

Total Funding	$7,172	$7,237	$7,579	$8,129	$9,208	$21,988	$32,432

Net Interest Income (TE)	$22,220	$24,588	$20,644	$19,939	$18,998	$67,452	$54,779

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009
YIELDS (1)

Federal funds sold	0.08%	0.09%	0.19%	0.28%	0.19%	0.10%	0.36%
Interest bearing deposits in banks	0.22%	0.17%	0.13%	0.19%	0.24%	0.17%	0.23%
Investment securities - taxable	4.57%	4.67%	4.77%	4.73%	4.99%	4.67%	4.68%
Investment securities - nontaxable	5.02%	5.18%	5.21%	4.99%	5.19%	5.13%	5.44%
Loans	5.82%	6.03%	5.93%	5.62%	5.93%	5.93%	6.12%
Covered loans	9.46%	15.06%	8.01%	6.27%	0.00%	10.98%	0.00%

Total Earning Assets	5.34%	5.74%	5.36%	5.15%	5.42%	5.48%	5.53%

Noninterest bearing deposits	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
NOW accounts	0.90%	0.94%	0.99%	1.05%	1.15%	0.95%	1.17%
MMDA	1.26%	1.31%	1.42%	1.47%	1.56%	1.33%	1.61%
Savings accounts	0.47%	0.46%	0.58%	0.69%	0.70%	0.50%	0.74%
Retail CDs < $100,000	1.72%	1.80%	1.92%	1.84%	2.52%	1.81%	3.02%
Retail CDs > $100,000	1.80%	1.81%	1.94%	2.22%	2.76%	1.85%	3.34%
Brokered CDs	3.11%	3.09%	2.88%	3.31%	3.99%	3.02%	3.69%

Total Deposits	1.31%	1.35%	1.41%	1.48%	1.78%	1.36%	2.10%

FHLB advances	0.00%	6.44%	6.08%	7.53%	6.15%	6.18%	0.73%
Subordinated debentures	2.31%	1.07%	1.71%	3.29%	4.11%	1.70%	4.17%
Repurchase agreements	0.53%	0.56%	0.48%	0.57%	0.65%	0.00%	3.07%
Correspondent bank line of credit and other	0.00%	0.00%	0.00%	1.76%	1.83%	1.39%	2.77%

Total Non-Deposit Funding	1.90%	0.99%	1.33%	1.99%	3.00%	1.39%	2.77%

Total funding (3)	1.33%	1.34%	1.41%	1.51%	1.83%	1.36%	2.12%

Net interest spread	4.01%	4.40%	3.95%	3.64%	3.60%	4.13%	3.41%

Net interest margin	4.04%	4.43%	3.92%	3.66%	3.65%	4.14%	3.47%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 35%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on total average funding including non-interest bearing liabilities.

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009
Core Earnings Reconciliation

Pre-tax operating profit/(loss)	$(1,657)	$(5,083)	$(2,403)	$(29,010)	$(325)	$(9,143)	$(5,484)
Plus: Credit Related Costs
Provision for loan losses	9,739	18,608	10,770	16,468	8,298	39,117	25,600
(Gains)/Losses on the sale of OREO	1,263	4,173	487	3,572	(76)	5,923	706
Problem loan and OREO expense	1,969	2,051	1,533	990	1,069	5,553	2,375
Interest reversed on non-accrual loans	533	1,017	575	1,398	1,267	2,125	2,606

Total Credit-Related Costs	13,504	25,849	13,365	22,428	10,558	52,718	31,287

Plus: Non-recurring impairment charges	—	—	—	54,813	—	—	—
Plus: Costs associated with capital raise	—	933				933	—
Less: Non-recurring gains							—
Gains related to FDIC acquisitions	—	(8,208)	—	(38,566)	—	(8,208)	—
Gains/(losses) on sales of securities	—	—	(200)	(77)	20	(200)	(794)
Gains on sales of bank premises	—	(149)	(249)			(398)	—
Other non-recurring adjustments	—	(1,408)	—	—	(812)	(1,408)	(812)

Pretax, Pre-provision earnings	$11,847	$11,934	$10,513	$9,588	$9,441	$34,294	$24,197

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Nine Months Ended
	Sept. 2010	Jun. 2010	Mar. 2010	Dec. 2009	Sept. 2009	Sept. 2010	Sept. 2009
Recurring Operating Expenses

Total Operating Expenses	$18,928	$23,383	$16,931	$75,982	$15,360	$59,242	$48,816
Less: Credit costs & non-recurring charges
(Gains)/Losses on the sale of OREO	(1,263)	(4,173)	(487)	(3,572)	76	(5,923)	(706)
Problem loan and OREO expense	(1,969)	(2,051)	(1,533)	(990)	(1,069)	(5,553)	(2,375)
Acquisition related expenses	—	(933)	—	—	—	(933)	—
Goodwill impairment	—	—	—	(54,813)	—	—	—
Severance payments	(16)	(310)	—	—	—	(326)	—
Reversal of retirement expense (one time)	—	—	—	—	380	—	380
Gains/(Losses) on the sale of premises	(124)	149	249	—	—	274	—
FDIC insurance expense	(1,304)	(1,285)	(1,248)	(858)	(654)	(3,837)	(2,594)

Recurring operating expenses	$14,252	$14,780	$13,912	$15,749	$14,093	$42,944	$43,521